Summary Prospectus Supplement

July 25, 2014

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 25, 2014 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Summary Prospectus dated April 30, 2014

Global Opportunity Portfolio
(the "Portfolio")

The Board of Directors of the Fund has approved (i) the offering of a commission, which will be paid by Morgan Stanley Distribution, Inc., as distributor of the Fund, to certain financial intermediaries as compensation on sales of Class A shares of the Portfolio of $1 million or more; and (ii) the imposition of a contingent deferred sales charge on Class A shares of the Portfolio in relation thereto. As a result, effective August 1, 2014, the following changes to the Summary Prospectus are necessary:

The following table replaces the "Shareholder Fees" table in the Portfolio's section of the Summary Prospectus entitled "Fees and Expenses:"

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price	None	5.25%	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None‡	None

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

‡  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—How to Redeem Shares—Class A Shares" for further information about the CDSC waiver categories.

The following is hereby added as the penultimate sentence of the last paragraph in the Portfolio's section of the Summary Prospectus entitled "Purchase and Sale of Portfolio Shares:"

If you sell Class A shares, your net sale proceeds are reduced by the amount of any applicable CDSC.

Please retain this supplement for future reference.

  SU-MSIF-20-SPT-0714